SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 5, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008

(Address of principal executive offices)		(Zip Code)
602-244-6600
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated September 5, 2002 titled “ON Semiconductor Updates Third Quarter 2002 Guidance.”

Item 7.   Financial Statements, Pro Forma
               Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	News release for ON Semiconductor Corporation dated September 5, 2002 titled “ON Semiconductor Updates Third Quarter 2002 Guidance”

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: September 5, 2002	By:	/S/ G. SONNY CAVE

G. Sonny Cave Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	News release for ON Semiconductor Corporation dated September 5, 2002 titled “ON Semiconductor Updates Third Quarter 2002 Guidance”

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